UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 14, 2015, Apricus Biosciences, Inc. (the "Company") held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"). The following is a brief description of each matter submitted to a vote at the Annual Meeting on May 14, 2015, as well as the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2015.

The number of shares of common stock entitled to vote at the Annual Meeting was 50,414,481. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 41,053,805. Certain matters submitted to a binding vote of stockholders at the Annual Meeting were approved as described below.

Proposal No. 1: Election of Class II Directors

Richard W. Pascoe, Deirdre Y. Gillespie, M.D. and Sandford D. Smith were elected to serve as Class II directors. Mr. Pascoe received 22,279,319 votes for and 1,051,250 votes withheld, Dr. Gillespie received 21,765,541 votes for and 1,565,028 votes withheld and Mr. Smith received 21,910,014 votes for and 1,420,555 votes withheld. There were 17,723,236 broker non-votes regarding the election of directors.

Proposal No. 2: Ratify Selection of Auditors

Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The results of the voting included 40,277,039 votes for, 666,799 votes against and 109,967 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 3: Conduct an Advisory (Non-Binding) Vote on Executive Compensation

Stockholders approved, on an advisory basis, the executive compensation paid to the Company’s named executive officers. The results of the voting included 21,513,427 votes for, 1,758,132 votes against and 59,010 votes abstained. There were 17,723,236 broker non-votes regarding this proposal.

Proposal No. 4: Amend the Company’s Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

Stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to a total of 150,000,000 shares. The results of the voting included 35,206,703 votes for, 5,417,825 votes against and 429,277 votes abstained. There were no broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: May 14, 2015	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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